SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 5, 2005

RUDDICK CORPORATION
 (Exact name of registrant as specified in its charter)

North Carolina	1-6905	56-0905940
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 South Tryon Street, Suite 1800
Charlotte, North Carolina 28202
 (Address of principal executive offices, including zip code)

(704) 372-5404
 (Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On July 5, 2005, Ruddick Corporation (the “Registrant”) issued a press release announcing that it entered into an agreement to purchase nine supermarkets from a subsidiary of Winn-Dixie Stores, Inc. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

The following exhibit is filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	News Release disseminated on July 5, 2005 by the Registrant.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUDDICK CORPORATION

By:	/s/ JOHN B. WOODLIEF

John B. Woodlief
Vice President – Finance and Chief Financial Officer

Dated:  July 5, 2005

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	News Release disseminated on July 5, 2005 by the Registrant.